Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

D78783-S43010

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	For
2. Approving a change to your fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified".	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.	
*You are not being asked to vote on Proposal 3, which is not applicable to your fund.	

D78784-S43010

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



Putnam
INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

D78785-S43010

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	For
3. Approving an amendment to your fund's fundamental investment policy regarding the acquisition of voting securities of any issuer.	For
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.	
*You are not being asked to vote on Proposal 2, which is not applicable to your fund.	

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

D78787-S43010

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	✔ For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposals 2 and 3, which are not applicable to your fund.

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



D78789-S43008

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

V1.1

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	For
2. Approving a change to your fund's sub-classification under the Investment Company Act of 1940, as amended, from "diversified" to "non-diversified".	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*You are not being asked to vote on Proposal 3, which is not applicable to your fund.

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



D78791-S43008

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	For
3. Approving an amendment to your fund's fundamental investment policy regarding the acquisition of voting securities of any issuer.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*You are not being asked to vote on Proposal 2, which is not applicable to your fund.

Your **Vote** Counts!

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET



D78793-S43008

You invested in PUTNAM INVESTMENTS and it's time to vote!

You have the right to vote on proposals being presented at the Special Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2022.**

Get informed before you vote

View the Proxy Statement online at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2022. If you would like to request a copy of the material(s), including a copy of the proxy statement, and form of proxy, for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 29, 2022
11:00 a.m. Eastern Time

100 Federal Street
2nd Floor
Boston, Massachusetts 02110

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PUTNAM INVESTMENTS

2022 Special Meeting
Vote by June 28, 2022
11:59 PM ET

Voting Items*	Board Recommends
1. Electing Trustees **Nominees for Election:** 01) Liaquat Ahamed 02) Barbara M. Baumann 03) Katinka Domotorffy 04) Catharine Bond Hill 05) Kenneth R. Leibler 06) Jennifer Williams Murphy† 07) Marie Pillai† 08) George Putnam, III 09) Robert L. Reynolds 10) Manoj P. Singh 11) Mona K. Sutphen † Mses. Murphy and Pillai have been nominated for election to your fund's Board and, if elected, will serve as Trustees beginning July 1, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*You are not being asked to vote on Proposals 2 and 3, which are not applicable to your fund.